                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

                           SATELLITE ENTERPRISES CORP.

               (Exact name of registrant as specified in charter)



          NEVADA                       000-26607                 88-0390828
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


           20 Varcrest Place, N.W., Calgary, Alberta, Canada T3A 0B9
              (Address of principal executive offices) (Zip Code)

         (Former name or former address, if changed since last report.)

        Registrant's telephone number, including area code: (403)650-6586
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 25, 2002, Satellite Enterprises Corp. (the "Company") engaged Callahan, Johnston & Associates, LLC ("Callahan") to audit the consolidated financial statements of the Company for the fiscal years ended June 30, 2001 and 2002. The Company's June 30, 2001 financial statements were audited by Good Swartz Brown & Berns LLP ("Good Swartz"). Good Swartz resigned as the Company's auditors on February 5, 2002, when the Company was managed by Thomas Faul, the former CEO. Current management, whom were not officers or directors of the Company until August 2002, believe that Good Swartz resigned because the Company filed Form 10-QSB for September 30, 2001 without Good Swartz's review while Good Swartz were the accountants of record; Good Swartz had not been notified by management that the Company had received a Letter of Comments covering the 10K/A which contained their auditors report as well as the September 10-QSB with which they were not associated; and because they had not been paid for services rendered. The Company received a letter from Good Swartz on or about February 5, 2002, which is attached as Exhibit 1 hereto. The decision to change auditors was approved by the Board of Directors.

During the first two fiscal years, and any subsequent interim period prior to February 5, 2002, the Company believes and has confirmed with its former auditor's that there were no disagreements except the 10-QSB filing mentioned above in the first paragraph with Good Swartz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Good Swartz would have caused them to make reference to the subject matter of the disagreements in connection with their report. Good Swartz's report on the financial statements of the Company for fiscal year ended June 30, 2001 (the only year Good Swartz audited the Company) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Good Swartz's report for the fiscal year ended June 30, 2001 contained a going concern qualification.

During the first two fiscal years, and any subsequent interim period prior to February 5, 2002, based on a review of the records of the Company provided to current management by former management, the Company believes that there was no disagreement or difference of opinion with Good Swartz regarding any "reportable event" as that term is defined in Item 304(a)1)(iv) of Regulation S-B. Notwithstanding the foregoing, reference is made to Exhibit 1 of this Current Report on Form 8K/A, which contains a letter from Good Swartz to the Company, and which letter references a Letter of Comments to the Company's filing of its Form 10K for the fiscal year ended June 30 2001, and a Form 10K/A filed for the same period, as well as a Form 10-QSB for the quarter ended September 30, 2001. Current management has responded to all of the comments in said mentioned Letter of Comments referred to, and has engaged Callahan to re-audit fiscal year 2001 and completed an audit of fiscal year 2002, which includes the quarter ended September 30, 2001. This re-audit of the Fiscal year 2001 has been completed and filed with the Securities and Exchange Commission.

The Company has provided Good Swartz with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-B, and has requested that Good Swartz furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company, a copy of which stated letter has been received by the company and which is attached as Exhibit 2 hereto. In addition, the Company has authorized Good Swartz to respond fully to the inquiries of Callahan concerning any matter relating to the Company whatsoever, including the subject matters described in the foregoing paragraphs.

During the two most recent fiscal years and through the date the Company requested Callahan to accept the audit engagement, which is attached as Exhibit 3 hereto, the Company (or anyone on the Company's behalf) did not consult Callahan in connection with the Company's financial statements regarding either the application of accounting principles to a specific or completed transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of any reportable event as described above.

                           SATELLITE ENTERPRISES CORP.
                           F/K/A GREENVOLT POWER CORP.


/S/ ROBERT HODGE
-------------------------------------
ROBERT HODGE, CHIEF EXECUTIVE OFFICER



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EXHIBIT 1

Letter From Good Swartz Brown & Berns LLP to Mr. Thomas Faul, CEO, GreenVolt Power Corp.

[GOOD SWARTZ BROWN & BERNS LLP]

February 5, 2002

Mr. Thomas Faul, CEO GreenVolt Power Corp. 4055 Digby Drv., R.R.2 Orillia ON, L8V 6H2, Canada

Dear Thomas:

This letter is to inform you that the firm of Good Swartz Brown & Bern, LLP are resigning from our association as accountants for GreenVolt Power Corp. ("GreenVolt"). It is our understanding that GreenVolt received a Letter of Comments from the Securities and Exchange Commission ("SEC") dated January 4, 2002. Only after my telephone call to you, totally unrelated to this Letter of Comments, you faxed me a copy on January 24, 2002. This Letter of Comments had accounting comments of GreenVolt's Form 10-K/A which contained our accountants' report and GreenVolt's Form 10-QSB for 9/30/2001 which we were not associated.

The following are several of the reasons we find it necessary to resign. We previously discussed GreenVolt's filing its Form 10-QSB for the period ended September 30, 2001, at which time I indicated to you, we had not reviewed this filing and informed you of the requirement of an accountants' review of such filing. As you know, we were never contacted by the accounting firm reviewing this filing. You indicated to me that you were informed that this filing was proper and complied with all the SEC filing requirements. During these discussions you also assured me that Good Swartz Brown & Berns LLP was not discharged and after the financing arrangements GreenVolt was in the process of closing, GreenVolt would bring our unpaid fees current and we would continue to provide GreenVolt accounting services. I am enclosing a copy o four notice of resignation we sent to the Chief Accountant's Office, Corporation Finance.


Sincerely yours,


/S/ VICTOR A. HOLLANDER
VICTOR A. HOLLANDER

CC:      OFFICE OF THE CHIEF ACCOUNTANT
         DIVISION OF CORPORATION FINANCE


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EXHIBIT 2

March 3, 2003

United States Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549

Gentlemen:

We have read paragraphs one through five of Item 4 of the Current Report on Form 8-K/A of Satellite Enterprises Corp. (formerly Green Volt Power Corp.) dated March 3, 2003 to be filed with the Securities and Exchange Commission and are in full agreement with the statements made therein insofar as they relate to the accounting firm of Good Swartz Brown & Berns, LLP. We have no basis on which to comment on any references to Callahan, Johnston & Associates, LLC (Callahan) or to the last sentence of paragraph 1.



/S/ GOOD SWARTZ BROWN & BERNS LLP
LOS ANGELES, CALIFORNIA
MARCH 3, 2003

EXHIBIT 3

                      CALLAHAN, JOHNSTON & ASSOCIATES, LLC
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

March 3, 2003

Mr. Robert Hodge Satellite Enterprises Corp.
                 (f/k/a GreenVolt Power Corp.)
20 Varcrest Place N.W.
Calgary, Alberta, Canada T3A 0B9

Dear Mr. Hodge:

We have reviewed the Form 8-K/A filing prepared by Satellite Enterprises Corp. relating to our retention to audit the financial statements of Satellite Enterprises Corp. for 2002 and to reaudit the 2001 financial statements. We are in agreement with this filing.

Sincerely,
CALLAHAN, JOHNSTON & ASSOCIATES, LLC


/S/ SCOTT M. CALLAHAN
SCOTT M. CALLAHAN
CERTIFIED PUBLIC ACCOUNTANT